SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                               September 20, 2001
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                (Date of Report, date of earliest event reported)



                               TREMONT CORPORATION
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             (Exact name of Registrant as specified in its charter)



  Delaware                         1-10126                   76-0262791
 -------------------------------------------------------------------------------
 (State or other                 (Commission                (IRS Employer
  jurisdiction of                File Number)               Identification
  incorporation)                                            Number)


  1999 Broadway, Suite 4300, Denver, CO                       80202
 -------------------------------------------------------------------------------
  (Address of principal executive offices)                  (Zip Code)



                                 (303) 296-5600
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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             (Former name or address, if changed since last report)

Item 5:    Other Events

     On September 19, 2001 the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant that it has received a proposal from Valhi, Inc.("Valhi") that Tremont Corporation ("Tremont") and Valhi exchange the 40,350,931 shares of common stock of NL Industries, Inc. held by Tremont and Valhi for a combination of newly issued shares of the common stock of Titanium Metals Corporation ("TIMET") and TIMET debt securities.



Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

         Item No.   Exhibit List
         --------   ------------------------------------------------------------

         99.1       Press release dated September 19, 2001 issued by Registrant.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 TREMONT CORPORATION
                                 (Registrant)




                                 By: /s/ Joan H. Prusse
                                     -------------------------------
                                 Joan H. Prusse
                                 Assistant Secretary




Date: September 20, 2001

                                                                    Exhibit 99.1

                                  PRESS RELEASE



FOR IMMEDIATE RELEASE                                    CONTACT:

Tremont Corporation                                      Mark A. Wallace
1999 Broadway, Suite 4300                                Vice President and
Denver, Colorado  80202                                  Chief Financial Officer
                                                         303-296-5615


                      TREMONT RECEIVES VALHI, INC. PROPOSAL


     DENVER,  COLORADO . . . September 19, 2001 . . . Tremont Corporation (NYSE:
TRE)  announced  today that it has received a proposal from Valhi,  Inc.  (NYSE:
VHI) that Tremont and Valhi exchange the 40,350,931 shares of common stock of NL Industries, Inc. (NYSE: NL) held by Tremont and Valhi for a combination of newly issued shares of the common stock of Titanium Metals Corporation ("TIMET") (NYSE: TIE) and TIMET debt securities. Valhi has proposed an exchange ratio of
1.65 to 2.00 common shares of TIMET plus TIMET debt securities with a principal amount of $10.00 to $12.00 for each share of NL held by Tremont and Valhi. Tremont and Valhi currently own approximately 20.6% and 60.9%, respectively, of NL's 49.5 million outstanding common shares. Tremont owns approximately 38.5% of TIMET's 31.9 million outstanding common shares.

     Tremont said that it expects to discuss the proposal submitted by Valhi at an upcoming Tremont Board meeting.

     Tremont Corporation, headquartered in Denver, Colorado, is principally a holding company with operations in the titanium metals business, conducted through Titanium Metals Corporation, the titanium dioxide business, conducted through NL Industries, Inc., and real estate development, conducted through The Landwell Company.


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